SUNRISE®
SENIOR LIVING

Sunrise Senior Living

Estimates of future earnings are by definition, and certain other matters discussed in this presentation may be, forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Although Sunrise believes the expectations reflected in such forward-looking statements are based on reasonable assumptions, there can be no assurances that its expectations will be realized. Sunrise's actual results could differ materially from those anticipated in these forward-looking statements as a result of various factors, including, but not limited to, development and construction risks, acquisition risks, licensing risks, business conditions, competition, changes in interest rates, the Company's ability to execute on its sale/manage back program, market factors that could affect the value of the Company's properties, the risks of downturns in economic conditions generally, satisfaction of closing conditions and availability of financing for development and acquisitions. These and other risks are detailed in the Company's reports filed with the Securities and Exchange Commission. The Company assumes no obligation to update or supplement forward-looking statements that become untrue because of subsequent events.

SUNRISE SENIOR LIVING

Investment Highlights

Industry Leader

Major Metro Market Focused

Strong Organic Growth

Strong Industry Fundamentals

Fragmented Industry

High Barriers to Entry

Highly Experienced and Disciplined Management Team

Sustainable Financial Growth

Self-Funded

Senior Housing Supply

Property Type	# of Units/Beds
Congregate/Independent Living	705,376
Assisted Living	777,801
Skilled Nursing	1,928,714
Total	**3,411,891**
Sunrise *	***39,757 (1.2%)***
Senior Housing Supply Excluding Skilled Nursing	**1,483,177**
Sunrise *	***36,035 (2.4%)***

* Sunrise numbers as of 12/31/02, assuming closing of Marriott transaction.

Source: National Investment Center for the Seniors Housing and Care Industries, 1999. American Seniors Housing Association, 2001

SUNRISE SENIOR LIVING

Senior Housing and Care Revenue Sources



Total Revenue (1997)
$107 Billion
Nursing Homes $78.0
73%
Congregate/ Independent $7.2
7%
Board & Care $5.4
5%
Assisted Living $10.4
10%
CCRC $5.8
5%

Source: National Investment Center for the Seniors Housing and Care Industries (1997)

SUNRISE SENIOR LIVING

Senior Housing and Care Revenue Sources


Adjusted Total Revenue (1997) *
$63 Billion
Congregate/
Independent
$7.2
Board & Care
$5.4
Assisted Living
$10.4
Nursing
Homes
$34.0
11%
9%
17%
54%
9%
CCRC
$5.8

Source: National Investment Center for the Seniors Housing and Care Industries (1997)

SUNRISE SENIOR LIVING

*Excluding Medicare and Medicaid

Industry Comparison

Annual Revenue Estimates (1997)



$125
$100
$75
$50
$25
$0
Billions ($)
Multifamily 5+ Units
Lodging + Food / Beverage
Seniors Housing & Care

National Estimates of the Number of Properties (1997)



600,000
500,000
400,000
300,000
200,000
100,000
0
# of Properties
534,430
33,575
52,579
Multifamily 5+ Units
Lodging
Seniors Housing & Care

Direct Employment (1997)



2,000,000
1,500,000
1,000,000
500,000
0
260,000
1,744,000
1,754,000
Multifamily
Lodging
Seniors Housing & Care

National Estimates of the Number of Units (1997)

In Millions



18
16
14
12
10
8
6
4
2
0
Millions (Units)
Multifamily 5+ Units
Lodging
Seniors Housing & Care

Sources: Urban Land Institute, National Multi Housing Council, U.S. Census Bureau, Smith Travel Research, PricewaterhouseCoopers, NIC, Bureau of Labor Statistics

SUNRISE SENIOR LIVING

Strong Demographic Trends

Seniors' Need for Assistance Rises Dramatically with Age

(percent needing assistance with at least one activity of daily living)



80
70
60
50
40
30
20
10
0
70-74
75-79
80-84
85-89
90 & Over
Men
Women

Source: Joint Center for Housing Studies of Harvard University

Strong Demographic Trends



Demographic Growth
40%
30%
20%
10%
0%
Growth
34%
9%
Years 2000-2010
+85 Population
U.S. Population

Source: U.S. Census Bureau

SUNRISE SENIOR LIVING

Carefully Designed Environments + Resident-Centered Service = High Quality of Life



OUR MISSION

To Champion Quality of Life for All Seniors

OUR PRINCIPLES OF SERVICE

Encouraging Independence
Enabling Choice
Preserving Dignity
Celebrating Individuality
Nurturing the Spirit
Involving Family and Friends

OUR CORE VALUES

Passion
Joy in Service
Stewardship
Respect
Integrity

OUR FOUNDATIONAL BELIEF

Belief in the Sacred Value of Human Life

Traditional "Continuum of Care" Model


Single Family Home
Cottage
Independent Living Apartment
Assisted Living
Alzheimer's Care
Skilled Nursing Facility
Sub-Acute Nursing

SUNRISE SENIOR LIVING

Resident-Centered Senior Living

Brings Services to Broad Spectrum of Living Arrangements


Transportation Services
Emergency Response
Medication Monitoring
Individualized Service Plan
Hospice
Rehab Therapies
Activities of Daily Living (ADL)
Meals
Single Family Home
Cottage
Independent Living Apartments
Sub-Acute Nursing
Skilled Nursing Facility
Alzheimer's Care
Assisted Living

SUNRISE SENIOR LIVING

Resident-Centered Senior Living

- It's what the customer wants
- It's what is happening in reality
- It's the law
- It's anti-ageist and therefore the right thing to do

Allows residents and their families to select the living environment based on:

- Level of independence when decision is made
- Personal preferences
- Architecture and design
- Type of assistance required
- Scheduled vs. unscheduled needs
- Autonomy vs. risk profile
- Socialization vs. privacy profile
- Financial considerations

SUNRISE SENIOR LIVING

Assisted Living Customer Profile

Resident

- 84 years average age
- 81% female, 19% male
- Needs help with 3 ADLs
- Cognitive impairment (50%)
- Medication assistance (80+%)
- Incontinent (50%)
- Average stay: 2.5 years

Family

- Care decision-maker
- 45 - 65 year-old daughter or son
- Live nearby
- Managing parents finances
- Moderate to high income level
- May provide financial assistance
- Signs contract

Excellence In Operations


218

- Unique resident care programs
  - Wellness programs
  - Medication management
  - Reminiscence/Alzheimer's care
- Training programs
  - Leadership development
  - Five star program
- Continuous quality improvement
  - Focus on customer satisfaction

SUNRISE
SENIOR LIVING








Principles of Service







Marriott Senior Living Transaction Summary

- **Marriott Senior Living**
  - 126 properties in 29 states with a resident capacity of 23,157
  - Assisted living (50%), independent living (34%) and skilled nursing (16%)
  - 120 long-term management contracts, 6 operating leases & 12 land parcels
  - 8 primary owner groups
- **Purchase Price - $150 Million**
  - Cash - $89 million
  - Assumed liabilities - $38 million
  - Life care endowment obligations - $23 million
- **Name Change: Sunrise Senior Living**
- **Bill Marriott to Join Sunrise's Board of Directors**
- **Closing - Anticipated Late First-Quarter 2003**

SUNRISE SENIOR LIVING

Marriott Senior Living Transaction Summary

- **Acquiring a Premier Operator**
  - Well-located, carefully designed, professionally managed portfolio
  - Long-term contracts (avg. 19 yrs) on large communities (avg. 184 res. cap.) with high average revenue ($6.7 million)
  - Similar approach, mission and culture
  - Builds complementary skill sets
  - Creates largest senior living provider
  - Good geographic overlap in major metros and adds new metros

- **Structure**
  - Acquiring management contracts and leases
  - CNL to acquire real estate
  - Revenues generated by seasoned in-place portfolio

- **Accelerates Transition to Management Services Company**
  - Long-term, highly visible revenue and earnings stream
  - Lower leverage
  - Reduced earnings risk/volatility
  - Leverages field and corporate infrastructure
  - Simplifies story

SUNRISE SENIOR LIVING

Major Metropolitan Focus

Over 350 Locations in Largest Domestic & Intl. Markets

U.S. Markets

- New York
- Los Angeles
- Chicago
- Philadelphia
- San Francisco
- Boston
- Dallas/Ft. Worth
- Washington
- Atlanta
- Detroit
- Houston
- Seattle/Tacoma
- Tampa/St. Petersburg
- Minneapolis/St. Paul
- Cleveland
- Phoenix
- Miami/Ft. Lauderdale
- Denver
- Sacramento
- Orlando/Daytona Beach
- Pittsburgh
- St. Louis
- Baltimore
- Indianapolis
- San Diego
- Hartford/New Haven
- Charlotte
- Raleigh/Durham
- Nashville

International Markets

- London
- Toronto
- Vancouver

SUNRISE SENIOR LIVING

Resident Capacity by Unit Type

	Sunrise *	Marriott Senior Living *	Combined*	% of Total
Assisted Living	15,518	11,605	27,123	68%
Independent Living	1,016	7,846	8,862	22%
Skilled Nursing	66	3,706	3,772	9%
Total	**16,600**	**23,157**	**39,757**	100%

*As of 12/31/02, assuming closing of Marriott transaction

SUNRISE SENIOR LIVING

Resident Capacity by Category

	Sunrise *	Marriott Senior Living *	Combined*	% of Total
Managed	2,322	20,625	22,947	58%
Owned **	13,233	0	13,233	33%
Leased	1,045	2,532	3,577	9%
Total	**16,600**	**23,157**	**39,757**	100%

*As of 12/31/02, assuming closing of Marriott transaction

**Includes consolidated and joint venture communities

SUNRISE SENIOR LIVING

Revenues Under Management/Revenue Mix

Revenues Under Management (millions)

Company	2003E
Sunrise	$656
Marriott Senior Living	$846
	$1,502

Revenue Mix *

Type	Sunrise	Marriott Senior Living	Combined
Private Pay	99.9%	89.5%	93.4%
Medicare	0.1%	8.0%	5.1%
Medicaid	0.0%	2.4%	1.5%
	100.0%	99.9%	100.0%

*Based on 2001 revenues

SUNRISE SENIOR LIVING

Top Five Senior Housing Operators

Rank	Name	Properties	Resident Capacity
1	Sunrise/Marriott Senior Living	335	39,757
2	Colson & Colson/Holiday Retirement Corp.	256	30,376
3	Life Care Services, LLC	107	24,100
4	Professional Community Management	8	21,963
5	Alterra Healthcare Corp.	406	18,995
	Total	**1,112**	**135,191**

Estimated Share of National Seniors Housing Market 5.9%

*As of July 1, 2002, according to the American Senior Housing Association 2002 Top 50 Managers, assuming closing of Marriott transaction

SUNRISE SENIOR LIVING

Management Contract Economics

Marriott Senior Living Portfolio	
Average Resident Capacity Per Property	184
Average Daily Rate	$117
Average Occupancy	85%
Average Revenue Per Property	$6.7 million
Average Contract Length	19 (years)
Average 1st Full Year Management Fee	6.7%
Annual Management Fee	$450,000
Assumed Margin	40%+

SUNRISE SENIOR LIVING

Management Services Company Attributes

- Long-term contracts
- More stable/predictable revenue stream
- Reduced earnings volatility
- Reduced exposure to real estate valuations
- Higher return on equity
- Less debt
- Simplified story

SUNRISE
SENIOR LIVING

More Seniors are Choosing Sunrise


Communities
Operated
400
350
300
250
200
150
100
50
0
CAGR = 27.7%
140
164
186
211
372
'99
'00
'01
'02E
'03E


Resident Capacity
Operated
(In thousands)
50
45
40
35
30
25
20
15
10
5
0
CAGR = 40.4%
11.0
12.9
14.8
16.6
42.7
'99
'00
'01
'02E
'03E

SUNRISE
SENIOR LIVING

SOLID FINANCIAL PERFORMANCE

(Dollars in millions)

REVENUE



CAGR = 25.6%
$255.2
$344.8
$428.2
$506.0
0
100
200
300
400
500
600
'99
'00
'01

NET INCOME



CAGR = 27.9%
$24.2
$24.3
$47.2
$56.0
$64.7
0
10
20
30
40
50
60
70
1999
2000
2001

DEBT



-$208 million
64%
60%
54%
45%
30-Sep

Notes: FY1999 net income excludes $4.0 million non-recurring charge.
FY2001 net income excludes $3.2 million non-recurring income.
Projections based on the mid-point of the Company's earning guidance of $2.27 to $2.30 per share for 2002 and $2.57 to $2.65 per share for 2003.

SUNRISE SENIOR LIVING

Revenues Under Management


(Dollars in millions)
$1,600
$1,400
$1,200
$1,000
$800
$600
$400
$200
$0
Growth = 53%
$275
$400
$497
$601
$1,502
1999
2000
2001
2002E
2003E

SUNRISE SENIOR LIVING

Sunrise - Growth Drivers

SUNRISE SENIOR LIVING

Internal Growth	New Construction	New Management Services Opportunities
Improving revenue through occupancy and rates	Top 30 U.S. markets	Build-up new third-party management
Controlling expenses	International - UK, Germany & Canada	Selective acquisitions with financial partners
Adding services	Additional product lines (AL, IL, CCRCs)	Deep experience in multiple product types
Management fee income growth		

SUNRISE SENIOR LIVING

Why Sunrise?

- Industry leader in growing senior living field
- Attractive demographics
- Fragmented Industry
- High barriers to entry
- Self-funded
- Predictable Growth
- Attractive Valuation

SUNRISE SENIOR LIVING

SUNRISE®
SENIOR LIVING